Exhibit 10.1

AMENDMENT TO SECURITIES PURCHASE AGREEMENT

This AMENDMENT TO SECURITIES PURCHASE AGREEMENT (this “Amendment”) is made as of August 4, 2017 (the “Effective Date”), among CurAegis Technologies, Inc., a New York corporation (the “Company”), and each Purchaser executing a signature page to this Amendment. All capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Securities Purchase Agreement (as defined below).

RECITALS

WHEREAS, the Company and each Purchaser executing a signature page to this Amendment, are parties to that certain Securities Purchase Agreement, dated as of May 31, 2017 (the “Securities Purchase Agreement”); and

WHEREAS, pursuant to Section 8.7 of the Securities Purchase Agreement, the Securities Purchase Agreement may be amended upon the consent of the Company and Purchasers representing a majority of the outstanding Securities (the “Required Consent”), and the undersigned constitute the Required Consent.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment, intending to be legally bound, agree as follows:

Section 1.     Amendment.

1.01.     Section 2.3(ii). The phrase “a Warrant, duly executed by the Company, issued in the name of such Additional Purchaser to purchase the number of shares of Common Stock equal to 10% of the number of shares of Common Stock initially issuable on conversion of such Additional Purchaser’s Note” in Section 2.3(ii) of the Securities Purchase Agreement is hereby amended and restated in its entirety as follows:

“a Warrant, duly executed by the Company, issued in the name of such Additional Purchaser to purchase the number of shares of Common Stock equal to (A) 10% of the number of shares of Common Stock initially issuable on conversion of such Additional Purchaser’s Note, or (B) in the event the principal amount of such Additional Purchaser’s Note equals or exceeds $500,000, 25% of the number of shares of Common Stock initially issuable on conversion of such Additional Purchaser’s Note”

1.2.     Except as otherwise specifically provided herein, all terms, provisions and conditions of the Securities Purchase Agreement remain in full force and effect. To the extent the terms, provisions or conditions of this Amendment and those of the Securities Purchase Agreement are in conflict, the terms, provisions or conditions of this Amendment shall supersede those of the Securities Purchase Agreement. This Amendment shall be attached to and become a part of the Securities Purchase Agreement, and from and after the date hereof, references to the Securities Purchase Agreement shall mean the Securities Purchase Agreement as amended by this Amendment.

Section 2.     Miscellaneous.

2.1.      This Amendment contains the entire agreement and understanding among the parties hereto concerning the subject matter herein and supersedes all prior agreements, written or oral, concerning the subject matter herein and there are no oral understandings, statements or stipulations bearing upon the effect of this Amendment which have not been incorporated herein.

2.2      This Amendment may be executed simultaneously in one or more counterparts, each one of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A signed copy of this Amendment delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Amendment.

[signature page follows]

IN WITNESS WHEREOF, the Company and the Purchasers executing a signature page hereto have executed this Amendment effective as of the Effective Date.

CURAEGIS TECHNOLOGIES, INC.
By: _____________________ Name: Kathleen A. Browne Title: Chief Financial Officer

PURCHASERS:
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